ITEM 77O - TRANSACTIONS EFFECTED PURSUANT TO RULE 10f-3

                       MASSMUTUAL PARTICIPATION INVESTORS
              For the period from January 1, 2006 to March 31, 2006
                         Record of Securities Purchased
                  under the Registrant's Rule 10f-3 Procedures

1.   Fund: MassMutual Participation Investors

2.   Adviser (if any): Babson Capital Management LLC

3.   Securities are: (Select one)

     (a)  Part of an issue registered under the
          Securities Act of 1933 which is being
          offered to the public                             X
                                                          _____

     (b)  Eligible Municipal securities                   _____

     (c)  Securities purchased in an Eligible             _____
          Rule 144A Offering

     (d)  Securities purchased in an Eligible             _____
          Foreign Offering

4.   Issuer: Morton's Restaurant Group
     Ticker: MRT
     Cusip: 619430101

5.   Description of Security: Common Stock

6.   Date of Purchase: 02/08/06

7.   Underwriter from whom purchased: Wachovia Securities Inc.



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8.   Name of Affiliated Underwriter managing or
     participating in syndicate (attach list of all members of syndicate): Jefferies & Company

9. Aggregate principal amount of purchase of any class of the offering [this amount, when added to purchases by other investment companies for whom the adviser and the relevant sub-adviser, if any, act as adviser, may not exceed 25% of (10)(a) or
     (10)(b)]: $867,000.00 or 0.54%

10.  (a) (for securities not purchased in an Eligible
     Rule 144A Offering) Aggregate principal amount of
     such class of securities being offered:
     $160,900,000.00

     (b)  (for securities purchased in an Eligible Rule 144A
     Offering only) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule
     144A(a)(1) of this chapter, plus (b) the principal amount of the offering of such class in any concurrent public offering: N/A

11. Purchase price, net of fees and expenses [may not exceed (13) unless offered for subscription upon exercise of rights]: $17.00 per share, $39,100.00 principal

12.  Date offering commenced: 02/08/06

13. Price paid by each other purchaser in the offering or in any concurrent offering of the securities prior to close of first full business day on which sales are made: $17.00 per share

14. Commission, spread or profit: $0.714 selling concession

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

15.  Have the following conditions been                    Yes     No
     satisfied?                                           _____   _____


     a.   The purchase price did not exceed the             X
          price paid by each other purchaser in the       _____   _____
          offering or in any concurrent offering of the securities prior to the close of the first full business day on which sales are made
          (or, if a rights offering, the securities were purchased on the fourth day preceding the day on which the offering terminated)?

     b.   The underwriting was a firm                       X
          commitment underwriting?                        _____   _____

     c.   The commission, spread or profit                  X
          was reasonable and fair in relation to that     _____   _____
          being received by others for underwriting similar securities during the same period?

     d.   (i) (For securities that are not                  X
          municipal securities) The issuer has been in    _____   _____
          continuous operation for not less than three years, including the operations of any predecessors?

          (ii) (For municipal securities only) The         N/A
          issuer of securities has received an            _____   _____
          investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid has been in operation less than three years
          (including the operations of any


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

                                                           Yes     No
                                                          _____   _____

          predecessors), it has received one of the three highest ratings from at least one such rating service?

     e.   No Affiliated Underwriter was a                   X
          direct or indirect participant in the sale?     _____   _____































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

                           MORTON'S RESTAURANT GROUP
             For the period from January 1, 2006 to March 31, 2006
                    Non-affiliated brokers in the syndicate

Wachovia Securities
Piper Jaffray
RBC Capital Markets
SG Cowen & Co.


























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



                       MASSMUTUAL PARTICIPATION INVESTORS
               For the period from April 1, 2006 to June 30, 2006
                         Record of Securities Purchased
                  under the Registarnt's Rule 10f-3 Procedures

1.   Fund: MassMutual Participation Investors

2.   Adviser (if any): Babson Capital Management LLC

3.   Securities are: (Select one)

     (a)  Part of an issue registered under the
          Securities Act of 1933 which is being
          offered to the public                             X
                                                          _____

     (b)  Eligible Municipal securities                   _____

     (c)  Securities purchased in an Eligible             _____
          Rule 144A Offering

     (d)  Securities purchased in an Eligible             _____
          Foreign Offering

4.   Issuer: Complete Production Services, Inc.
     Ticker: CPX
     Cusip: 20453E109

5.   Description of Security: Common Stock

6.   Date of Purchase: 04/20/06

7. Underwriter(s) from whom purchased: Credit Suisse Securities (USA) LLC, UBS Securities LLC


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

8. Name of Affiliated Underwriter managing or participating in syndicate (attach list of all members of syndicate): Jefferies & Company

9. Aggregate principal amount of purchase of any class of the offering [this amount, when added to purchases by other investment companies for whom the adviser and the relevant sub-adviser, if any, act as adviser, may not exceed 25% of (10)(a) or
     (10)(b)]: $600,000.00 or 0.10%

10.  (a) (for securities not purchased in an Eligible
     Rule 144A Offering) Aggregate principal amount of
     such class of securities being offered:
     $624,000,000.00

     (b)  (for securities purchased in an Eligible Rule 144A
     Offering only) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule
     144A(a)(1) of this chapter, plus (b) the principal amount of the offering of such class in any concurrent public offering: N/A

11. Purchase price, net of fees and expenses [may not exceed (13) unless offered for subscription upon exercise of rights]: $24.00 per share, $117,600.00 principal

12.  Date offering commenced: 04/20/06

13. Price paid by each other purchaser in the offering or in any concurrent offering of the securities prior to close of first full business day on which sales are made: $24.00 per share

14. Commission, spread or profit: $0.900 selling concession

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

15.  Have the following conditions been                    Yes     No
     satisfied?                                           _____   _____

     a.   The purchase price did not exceed the             X
          price paid by each other purchaser in the       _____   _____
          offering or in any concurrent offering of the securities prior to the close of the first full business day on which sales are made
          (or, if a rights offering, the securities were purchased on the fourth day preceding the day on which the offering terminated)?

     b.   The underwriting was a firm                       X
          commitment underwriting?                        _____   _____

     c.   The commission, spread or profit                  X
          was reasonable and fair in relation to that     _____   _____
          being received by others for underwriting similar securities during the same period?

     d.   (i) (For securities that are not                  X
          municipal securities) The issuer has been in    _____   _____
          continuous operation for not less than three years, including the operations of any predecessors?

          (ii) (For municipal securities only) The         N/A
          issuer of securities has received an            _____   _____
          investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid has been in operation less than three years
          (including the operations of any

                                                           Yes     No
                                                          _____   _____

          predecessors), it has received one of the three highest ratings from at least one such rating service?


     e.   No Affiliated Underwriter was a                   X
          direct or indirect participant in the sale?     _____   _____


































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

                       Complete Production Services, Inc.
               For the period from April 1, 2006 to June 30, 2006
                     Non-affiliated brokers in the syndicate

CREDIT SUISSE SECURITIES LLC
UBS SECURITIES LLC
BANC OF AMERICA SECURITIES LLC
JOHNSON RICE & COMPANY LLC
RAYMOND JAMES & ASSOCIATES, INC.
SIMMINS & COMPANY INTERNATIONAL
PICKERING ENERGY PARTNERS, INC.

























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


                       MASSMUTUAL PARTICIPATION INVESTORS
               For the period from April 1, 2006 to June 30, 2006
                         Record of Securities Purchased
                  under the Registrant's Rule 10f-3 Procedures

1.   Fund: MassMutual Participation Investors

2.   Adviser (if any): Babson Capital Management LLC

3.   Securities are: (Select one)

     (a)  Part of an issue registered under the
          Securities Act of 1933 which is being
          offered to the public                             X
                                                          _____

     (b)  Eligible Municipal securities                   _____

     (c)  Securities purchased in an Eligible             _____
          Rule 144A Offering

     (d)  Securities purchased in an Eligible             _____
          Foreign Offering

4.   Issuer: DynCorp International Inc.
     Ticker: DCP
     Cusip: 26817C101

5.   Description of Security: Common Stock

6.   Date of Purchase: 05/03/06

7.   Underwriter(s) from whom purchased: Credit Suisse (USA) LLC,
     Goldman, Sachs & Co.



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

8. Name of Affiliated Underwriter managing or participating in syndicate (attach list of all members of syndicate): Jefferies & Company

9. Aggregate principal amount of purchase of any class of the offering [this amount, when added to purchases by other investment companies for whom the adviser and the relevant sub-adviser, if any, act as adviser, may not exceed 25% of (10)(a) or
     (10)(b)]: $750,000.00 or 0.20%

10.  (a) (for securities not purchased in an Eligible
     Rule 144A Offering) Aggregate principal amount of
     such class of securities being offered:
     $375,000,000.00

     (b)  (for securities purchased in an Eligible Rule 144A
     Offering only) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule
     144A(a)(1) of this chapter, plus (b) the principal amount of the offering of such class in any concurrent public offering: N/A

11. Purchase price, net of fees and expenses [may not exceed (13) unless offered for subscription upon exercise of rights]: $15.00 per share, $250,500.00 principal

12.  Date offering commenced: 05/03/06

13. Price paid by each other purchaser in the offering or in any concurrent offering of the securities prior to close of first full business day on which sales are made: $15.00 per share

14. Commission, spread or profit: $0.540 selling concession

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

15.  Have the following conditions been                    Yes     No
     satisfied?                                           _____   _____

     a.   The purchase price did not exceed the             X
          price paid by each other purchaser in the       _____   _____
          offering or in any concurrent offering of the securities prior to the close of the first full business day on which sales are made
          (or, if a rights offering, the securities were purchased on the fourth day preceding the day on which the offering terminated)?

     b.   The underwriting was a firm                       X
          commitment underwriting?                        _____   _____

     c.   The commission, spread or profit                  X
          was reasonable and fair in relation to that     _____   _____
          being received by others for underwriting similar securities during the same period?

     d.   (i) (For securities that are not                  X
          municipal securities) The issuer has been in    _____   _____
          continuous operation for not less than three years, including the operations of any predecessors?

          (ii) (For municipal securities only) The         N/A
          issuer of securities has received an            _____   _____
          investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid has been in operation less than three years
          (including the operations of any

                                                           Yes     No
                                                          _____   _____

          predecessors), it has received one of the three highest ratings from at least one such rating service?


     e.   No Affiliated Underwriter was a                   X
          direct or indirect participant in the sale?     _____   _____


































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

                           DynCorp International Inc.
               For the period from April 1, 2006 to June 30, 2006
                    Non-affiliated brokers in the syndicate

CREDIT SUISSE SECURITIES LLC
GOLDMAN, SACHS & CO.
BEAR, STEARNS & CO. INC.
CIBC WORLD MARKETS CORP.
UBS SECURITIES LLC
WACHOVIA CAPITAL MARKETS, LLC





























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
                       MASSMUTUAL PARTICIPATION INVESTORS
               For the period from April 1, 2006 to June 30, 2006
                         Record of Securities Purchased
                  under the Registrant's Rule 10f-3 Procedures

1.   Fund: MassMutual Participation Investors

2.   Adviser (if any): Babson Capital Management LLC

3.   Securities are: (Select one)

     (a)  Part of an issue registered under the
          Securities Act of 1933 which is being
          offered to the public
                                                          _____

     (b)  Eligible Municipal securities                   _____

     (c)  Securities purchased in an Eligible               X
          Rule 144A Offering                              _____

     (d)  Securities purchased in an Eligible             _____
          Foreign Offering

4.   Issuer: Packaging Dynamics
     Ticker: PKDY
     Cusip: 69516RAA0

5.   Description of Security: Corporate Bond

6.   Date of Purchase: 04/13/06

7.   Underwriter(s) from whom purchased: Deutsche Bank Securities Inc.



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

8. Name of Affiliated Underwriter managing or participating in syndicate: Jefferies & Company

9. Aggregate principal amount of purchase of any class of the offering [this amount, when added to purchases by other investment companies for whom the adviser and the relevant sub-adviser, if any, act as adviser, may not exceed 25% of (10)(a) or
     (10)(b)]: $12,000,000.00 or 8.00%

10.  (a) (for securities not purchased in an Eligible
     Rule 144A Offering) Aggregate principal amount of such class of securities being offered:
     N/A

     (b)  (for securities purchased in an Eligible Rule 144A
     Offering only) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule
     144A(a)(1) of this chapter, plus (b) the principal amount of the offering of such class in any concurrent public offering: $150,000,000.00

11. Purchase price, net of fees and expenses [may not exceed (13) unless offered for subscription upon exercise of rights]: $11.00 per share, $350,000 principal

12.  Date offering commenced: 04/13/06

13. Price paid by each other purchaser in the offering or in any concurrent offering of the securities prior to close of first full business day on which sales are made: $100.00 per bond

14.  Commission, spread or profit: 2.75%

15.  Have the following conditions been                    Yes     No
     satisfied?                                           _____   _____


     a.   The purchase price did not exceed the             X
          price paid by each other purchaser in the       _____   _____
          offering or in any concurrent offering of the securities prior to the close of the first full business day on which sales are made
          (or, if a rights offering, the securities were purchased on the fourth day preceding the day on which the offering terminated)?

     b.   The underwriting was a firm                       X
          commitment underwriting?                        _____   _____

     c.   The commission, spread or profit                  X
          was reasonable and fair in relation to that     _____   _____
          being received by others for underwriting similar securities during the same period?

     d.   (i) (For securities that are not                  X
          municipal securities) The issuer has been in    _____   _____
          continuous operation for not less than three years, including the operations of any predecessors?

          (ii) (For municipal securities only) The         N/A
          issuer of securities has received an            _____   _____
          investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid has been in operation less than three years
          (including the operations of any predecessors), it

                                                           Yes     No
                                                          _____   _____

          has received one of the three highest ratings from at least one such rating service?

     e.   No Affiliated Underwriter was a                   X
          direct or indirect participant in the sale?     _____   _____




































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

                            PACKAGING DYNAMICS CORP.
              For the period from April 1, 2006 to June 30, 2006
                    Non-affiliated brokers in the syndicate

Deutsche Bank Securities Inc.








































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